May 17, 2017

Dreyfus International Funds, Inc.
Dreyfus Emerging Markets Fund (the "Fund")
(Class T shares)

Supplement to Statutory Prospectus dated March 31, 2017 As Revised May 17, 2017

The Fund’s Class T shares are not currently offered.

4062S0517